UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9301 Amberglen Blvd, Suite 100

Austin, TX 78729

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 869-1555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	MTEM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2019, Molecular Templates, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a quorum of 29,900,254 shares of the Company’s common stock, or 81.34% of the outstanding shares of common stock entitled to vote as of the record date of April 8, 2019, were present in person or represented by proxy. At the Annual Meeting, the stockholders: (1) elected each of Kevin Lalande, David Hirsch, M.D., Ph.D. and David R. Hoffmann to the Company’s Board of Directors as a Class III director for a term of three years to serve until the 2022 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal (“Election of Directors”); (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Auditor Ratification”); (3) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”); and (4) approved, on an advisory basis, the frequency of holding an advisory vote on the compensation of the Company’s named executive officers (“Advisory Vote on Frequency”). A more complete description of each of these matters is set forth in the Company’s proxy statement.

The number of votes cast in favor or against or withheld by the stockholders and the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
Kevin Lalande	15,417,495	2,772,594	3,447,337	8,262,828
David Hirsch, M.D., Ph.D.	16,266,883	1,923,603	3,446,940	8,262,828
David R. Hoffmann	16,819,448	1,371,488	3,446,490	8,262,828

2. Auditor Ratification	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
	26,422,283	17,533	3,460,438	0

3. Advisory Vote on Executive Compensation	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
	17,525,333	666,671	3,445,422	8,262,828

4. Advisory Vote on Frequency	3 years	2 years	1 year	Abstain	Broker Non-votes
	1,715,406	11,900	16,466,715	3,443,405	8,262,828

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.
Dated: May 29, 2019

	By:	/s/ Eric E. Poma, Ph.D.
Name: Eric E. Poma, Ph.D. Title: Chief Executive Officer